UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2011

GBS ENTERPRISES INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53223	27-3755055
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

302 North Brooke Drive
Canton, GA 30014
(Address of Principal Executive Offices)
(Zip Code)

(404) 474-7256
(Registrant's Telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Copies to:
The Sourlis Law Firm
Virginia K. Sourlis, Esq.
214 Broad Street
Red Bank, New Jersey 07701
T: (732) 530-9007
F: (732) 530-9008
www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2011, GBS Enterprises Inc. (OTCBB: GBSX) announced it has acquired an additional 5,525,735 shares of common stock of GROUP Business Software AG (“GROUP”) representing approximately 21.9% of the issued and outstanding shares.

Previously, on November 5, 2010, the Company acquired an aggregate of 7,115,500 shares of common stock of GROUP (representing approximately 28.2% of the issued and outstanding shares of GROUP from the Stockholders in consideration for an aggregate of 3,049,489 shares of common stock of the Company (the “Shares”).

As a result of the two share purchases the Company now owns controlling interest (50.1%) of GROUP.

GROUP Business Software AG

GROUP Business Software, AG is a twenty-year old German-based, publicly-traded company (INW) whose core business is focused on serving IBM’s Lotus Notes and Domino market where it has become IBM’s largest provider of business solutions worldwide. GROUP caters primarily to mid-market and enterprise size organizations having over 3,500 customers in thirty-eight countries spanning four continents, representing more than 5,000,000 active users of its products. GROUP’s customers include Abbot, Ernst & Young, Deutsche Bank, Bayer, HBSC, Merck and Toyota. GROUP provides Cloud Computing technology, Email Management software, Lotus Software Services, Customer Relationship Management software and Risk & Compliance Management solutions. Headquartered in Frankfurt, Germany the Company has offices throughout Europe and North America.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued the Shares described in Item 1.01 above (which is incorporated by reference herein) under the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded the Company under Regulation S promulgated under the Securities Act due to the fact the none of the recipients were U.S. citizens.

Item 7.01 Regulation FD Disclosure.

On January 6, 2011, the Company issued the News Release attached hereto as Exhibit 99.1

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.:	Description:

99.1	News Release issued January 6, 2011

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

By: /s/ Joerg Ott
Joerg Ott
Chairman and Chief Executive Officer

Dated: January 6, 2011